Exhibit 10.2

QUORUM HEALTH CORPORATION

2018 RESTRICTED STOCK PLAN

RESTRICTED STOCK AGREEMENT

TO PARTICIPANT:

Pursuant to the terms of the Quorum Health Corporation 2018 Restricted Stock Plan (the “Plan”), and as further set forth herein, you have been granted an Award of Restricted Stock, as follows:

Upon and subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Award, the Company hereby awards as of the Date of Grant to the Participant the Restricted Stock described below in consideration of the Participant’s services to the Company.

A.	Date of Grant:

B.	Restricted Stock Award: shares of Company Stock.

C.

Vesting Schedule: Unless earlier forfeited in accordance with the Plan or this Agreement, the Restricted Stock shall become vested upon the earliest to occur of an involuntary termination by the Company without “Cause”, termination by the Participant for “Good Reason”, the Participant’s death or “Disability” or a Vesting Date in accordance with the following schedule:

Vesting Date	Percentage of Restricted Stock which are Vested Shares

100%

The shares of Restricted Stock which have become vested pursuant to the Vesting Schedule are herein referred to as the “Vested Shares.” If a tranche of Restricted Stock that becomes vested includes a fraction of a share, such fractional share shall be rounded up or down to the next nearest whole number.

Any portion of the Restricted Stock Award which has not become Vested Shares in accordance with the Vesting Schedule before or at the time a Participant terminates employment with the Company, other than termination by the Company without Cause or by the Participant for Good Reason or the Participant’s death or Disability, shall be forfeited.

IN WITNESS WHEREOF, the Company and Participant have signed this Agreement as of the Date of Grant set forth above.

QUORUM HEALTH CORPORATION

By:
Participant

ADDITIONAL TERMS AND CONDITIONS OF

QUORUM HEALTH CORPORATION

RESTRICTED STOCK AGREEMENT

Capitalized terms shall have the meaning set forth in the Plan document, unless expressly set forth to the contrary in this Award Agreement.

1. Code Section 83(b) Election. The Participant acknowledges that the Participant may make an election under Section 83(b) of the Code, provided such election is made within 30 days of the Grant Date and a copy of such election is provided to the Company.

2. Issuance of Restricted Stock.

(a) The Company shall issue the Restricted Stock as of the Grant Date in one or more of the manners described below, as determined by the Company, in its sole discretion:

(i) by the issuance of share certificate(s) evidencing Restricted Stock to the Secretary of the Company or such other agent of the Company as may be designated by the Company or the Secretary (the “Share Custodian”); or

(ii) by documenting the issuance in uncertificated or book entry form on the Company’s stock records; or

(iii) by the issuance of certificates registered in the name of the Participant which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award in substantially the following form:

“The transferability of the shares represented by this certificate is subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and Company. A copy of such agreement is on file in the offices of the Secretary of the Company at 1573 Mallory Lane, Brentwood, Tennessee 37027.”

(b) In the event that the Participant forfeits any of the Restricted Stock, the Company shall cancel the issuance on its stock records and, if applicable, the Share Custodian shall promptly deliver the share certificate(s) representing the forfeited shares to the Company.

(c) Participant hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of Participant with full power and authority to execute any stock transfer power or other instrument necessary to transfer any Restricted Stock to the Company in accordance with this Award, in the name, place, and stead of the Participant, by completing an irrevocable stock power in favor of the Share Custodian in the form attached hereto as Exhibit 1. The term of such appointment shall commence on the Grant Date of this Award and shall continue until the last of the Restricted Stock are delivered to the Participant as Vested Shares or are returned to the Company as forfeited Restricted Stock.

(d) In the event the number of shares of Common Stock is increased or reduced as a result of a subdivision or combination of shares of Common Stock or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock or other transaction such as a merger, reorganization or other change in the capital structure of the

Company, the Participant agrees that any certificate representing shares of Common Stock or other securities of the Company issued as a result of any of the foregoing shall be delivered to the Share Custodian or recorded in book entry form, as applicable, and shall be subject to all of the provisions of this Award as if initially granted hereunder.

3. Rights of a Stockholder. Upon issuance of the shares of Restricted Stock, the Participant shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto.

4. Compliance With Laws. The Plan, the granting and vesting of this Award under the Plan, the issuance and delivery of the Restricted Stock, and the payment of money or other consideration allowable under the Plan or this Award are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Committee, the Board or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Committee, the Board or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and this Award shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Nothing in the Plan or in this Award shall require the Company to issue any Stock with respect to the Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of any applicable laws. As a condition to the grant or exercise of the Award, the Company may require the Participant (or, in the event of the Participant’s death, the Participant’s legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant’s (or such other person’s) intentions with regard to the retention or disposition of the Restricted Stock and written covenants as to the manner of disposal of such Stock as may be necessary or useful to ensure that the grant, exercise or disposition thereof will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Stock under the Securities Act or register or qualify any Stock under any state or other securities laws.

5. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

6. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

2

EXHIBIT 1

IRREVOCABLE STOCK POWER

The undersigned hereby assigns and transfers to Quorum Health Corporation (the “Company”),                      shares of the Common Stock of the Company registered in the name of the undersigned on the stock transfer records of the Company; and the undersigned does hereby irrevocably constitute and appoint                                         , his attorney-in-fact, to transfer the aforesaid shares on the books of the Company, with full power of substitution; and the undersigned does hereby ratify and confirm all that said attorney-in-fact lawfully shall do by virtue hereof.

Date:	Signed:

Print Name:

IN THE PRESENCE OF:

(Print Name)

(Signature)

Form of Section 83(b) Election

On                     ,                     , the undersigned received an award of                      shares of Restricted Stock (the “Shares”) in Quorum Health Corporation, a                                      corporation (the “Company”). The Shares are subject to restrictions pursuant to the Quorum Health Corporation 2018 Restricted Stock Plan (the “Plan”) and a Restricted Stock Agreement between the undersigned and the Company, dated as of                     , 20     (“Award Agreement”).

The following information is supplied in accordance with Treas. Regs. § 1.83-2(e):

1.	The name, address and taxpayer identification number of the undersigned:

Name:

Address:

SSN:

2.	The property with respect to which the election is being made is Common Stock of the Company.

3.	The date on which the Shares were transferred: .

4.	The taxable year for which such election is made .

5.

The restrictions to which the property is subject: In accordance with the terms of the Award Agreement, the Shares are subject to vesting. Each of the Shares is subject to forfeiture in accordance with the terms of the Award Agreement and Plan.

6.	The fair market value on the transfer date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $ .

7.	The amount paid for such property: $ .

A copy of this election is being furnished to the Company pursuant to Treasury Regulation § 1.83-2(e)(7). If necessary, a copy of this election will be submitted with the federal income tax return of the undersigned pursuant to Treasury Regulation § 1.83-2(c).

Dated:
Signature